                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                                     FORM 8-K


                                  CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2000


                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-12881                 75-2085454
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     15660 North Dallas Parkway
                             Suite 500
                        Dallas, Texas 75248
   (Address, including zip code, of principal executive offices)


Registrant's telephone number, including area code:  (972) 770-6401


                           Not applicable
   (former name, former address and former fiscal year, if changed since last report)

ITEM 5.  OTHER EVENTS.

        On October 20, 2000, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that it filed an amendment to its registration statement on Form S-3 on file with the Securities and Exchange Commission converting the proposed underwritten offering to a universal shelf registration.

        The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of businesses being acquired.

         Not applicable.

         (b)    Pro forma financial information.

         Not applicable.

         (c)    Exhibits

99.1 Press release dated October 20, 2000, announcing the amendment to Lone Star's registration statement.



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

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LONE STAR TECHNOLOGIES, INC.



Date: October 23, 2000                  By: /s/ Charles J. Keszler
                                            ----------------------------------
                                            Charles J. Keszler
                                            Vice President - Finance



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


                               INDEX TO EXHIBITS

 Item
Number                  Exhibit
------                  -------
 99.1                   Press release dated October 20, 2000 announcing the
                        amendment to Lone Star's registration statement.



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